Exhibit 24(b)(13):  Powers of Attorney

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account B of Voya Retirement Insurance and Annuity Company, has duly caused this Registration Statement on Form N-4 to be signed on its behalf by the undersigned, duly authorized, in the Town of Windsor, State of Connecticut, on the 28th day of September, 2017.

VARIABLE ANNUITY ACCOUNT B
(Registrant)

By: VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)

By:	/s/ Charles P. Nelson
Charles P. Nelson President (principal executive officer)

As required by the Securities Act of 1933, and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie, Brian H. Buckley, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith, and each of them individually, such person’s true and lawful attorneys and agents with full power of substitution and re-substitution for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person’s name and capacity indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signature as it may be signed by said attorneys to any and all amendments (pre-effective and post-effective amendments).

Signature	Title	Date

/s/ Charles P. Nelson	Director and President	9/14/2017
Charles P. Nelson	(principal executive officer)

/s/ Carolyn M. Johnson	Director	9/8/2017
Carolyn M. Johnson

/s/ Alain M. Karaoglan	Director	9/7/2017
Alain M. Karaoglan

/s/ Rodney O. Martin, Jr.	Director	9/8/2017
Rodney O. Martin, Jr.

/s/ Chetlur S. Ragavan	Director	9/8/2017
Chetlur S. Ragavan

/s/ Michael S. Smith	Director	9/7/2017
Michael S. Smith

/s/ Francis G. O’Neill	Senior Vice President and Chief Financial Officer	9/13/2017
Francis G. O’Neill	(principal financial officer)

/s/ C. Landon Cobb, Jr.	Senior Vice President and Chief Accounting Officer	9/7/2017
C. Landon Cobb, Jr.	(principal accounting officer)

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michele Eleveld                         Second Witness Signs:  /s/ Michelle Matarazzo

Printed name of witness:  Michele Eleveld                     Printed name of witness:  Michelle Matarazzo

State of Connecticut)

County of Hartford  )  ss:  at Windsor on September 14, 2017

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

Mary L. Grimaldi Notary Public	/s/ Mary L. Grimaldi Notary Public, State of Connecticut My Commission Expires Nov. 30, 2020

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Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Christiana J. Raby                      Second Witness Signs:  /s/ Michelle Matarazzo

Printed name of witness:  Christiana J. Raby                  Printed name of witness:  Michelle Matarazzo

State of Connecticut)

County of Hartford  )  ss:  at Windsor on September 8, 2017

Personally Appeared Carolyn M. Johnson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Jo-Ann L. Samela Notary Public	Jo-Ann L. Samela Notary Public, State of Connecticut Commission Expires: 5/31/2018

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State of New York

County of New York

On the 7th day of September in the year 2017, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, State of New York No. 01MO6115336 Qualified in Kings County Certified filed in New York County Commission Expires Sept. 7, 2020

State of New York

County of New York

On the 8th day of February in the year 2017, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, State of New York No. 01MO6115336 Qualified in Kings County Certified filed in New York County Commission Expires Sept. 7, 2020

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State of New York

County of New York

On the 8th day of September in the year 2017, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, State of New York No. 01MO6115336 Qualified in Kings County Certified filed in New York County Commission Expires Sept. 7, 2020

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State of New York

County of New York

On the 7th day of September in the year 2017, before me, the undersigned, personally appeared Michael S. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, State of New York No. 01MO6115336 Qualified in Kings County Certified filed in New York County Commission Expires Sept. 7, 2020

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Robert S. Davison                      Second Witness Signs:  /s/ Kathy Bradley

Printed name of witness:  Robert S. Davison                  Printed name of witness:  Kathy Bradley

State of Connecticut)

County of Hartford  )  ss:  at Windsor on September 13th, 2017

Personally Appeared Francis G. O’Neill, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Denise M. Nowakowski Notary Public	Denise M. Nowakowski Notary Public, State of Connecticut Commission Expires: Oct. 31, 2021

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STATEMENT OF WITNESS

On the date written above, the principal (C. Landon Cobb, Jr.) declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Ned Breunig                                                                              Signature of Witness #1
Ned Breunig                                                                                   Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd. NW                            Address of Witness #1
Atlanta, GA  30327

/s/ Wendy Waterman                                                                    Signature of Witness #2
Wendy Waterman                                                                         Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Road, NW                        Address of Witness #2
Atlanta, GA  30327